UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2014
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2014, General Motors Company (the “Company”) completed an underwritten public offering of $2.5 billion aggregate principal amount of its senior notes, consisting of $500 million aggregate principal amount of 4.00% Senior Notes due 2025 (the “2025 Notes”), $750 million aggregate principal amount of 5.00% Senior Notes due 2035 (the “2035 Notes”) and $1.25 billion aggregate principal amount of 5.20% Senior Notes due 2045 (the “2045 Notes” and, together with the 2025 Notes and the 2035 Notes, the “Notes”). The Notes were issued pursuant to the Prospectus Supplement filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2014, and the Prospectus dated April 30, 2014, filed as part of the Company’s shelf registration statement (File No. 333-195601) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on April 30, 2014 (the “Registration Statement”).

The Notes were issued as a separate series of debt securities pursuant to the indenture (the “Base Indenture”) dated as of September 27, 2013 between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). On November 12, 2014, in connection with the issuance of Notes, the Company entered into a second supplemental indenture to the Base Indenture between the Company and the Trustee (the “Supplemental Indenture”). The Supplemental Indenture, along with the Base Indenture between the Company and the Trustee, each as amended and supplemented, govern the terms of the Notes.

The Supplemental Indenture is filed as Exhibit 4.4 to this Form 8-K and is incorporated by reference into the Registration Statement. The foregoing description does not constitute a complete summary of the Supplemental Indenture and is qualified by reference in its entirety to the full text of the Supplemental Indenture filed herewith.

A copy of the legal opinion and consent of Robert C. Shrosbree, Esq., Executive Director, Legal, Corporate & Securities, Company Legal Staff, in connection with the issuance of the Notes is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits

EXHIBITS

Exhibit	Description	Method of Filing
Exhibit 4.1	Form of General Motors Company 4.00% Senior Notes due 2025 (included in Exhibit 4.4)	Attached as Exhibit
Exhibit 4.2	Form of General Motors Company 5.00% Senior Notes due 2035 (included in Exhibit 4.4)	Attached as Exhibit
Exhibit 4.3	Form of General Motors Company 5.20% Senior Notes due 2045 (included in Exhibit 4.4)	Attached as Exhibit
Exhibit 4.4	Supplemental Indenture, dated November 12, 2014, to Base Indenture, dated September 27, 2013, between General Motors Company, as issuer and The Bank of New York Mellon, as Trustee	Attached as Exhibit
Exhibit 5.1	Opinion of Robert C. Shrosbree, Esq.	Attached as Exhibit
Exhibit 23.1	Consent of Robert C. Shrosbree, Esq. (included in Exhibit 5.1)	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: November 12, 2014	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer